Exhibit 10.16.23+
HERE CONFIDENTIAL

FOURTH AMENDMENT TO TERRITORY LICENSE NO. 8
This Fourth Amendment (“Fourth Amendment”) to Territory License No. 8, effective December 1, 2011 (“TL 8”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between Telenav, Inc. (referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively “HERE”), is made and entered into as of the date of last signature below (“Fourth Amendment Effective Date”). The Agreement and TL 8 shall be collectively referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Fourth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and Client desire to amend certain provisions of the Agreement with this Fourth Amendment;
WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Fourth Amendment (the “Fourth Amendment Term”) shall be coterminous with the Agreement.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.23+
HERE CONFIDENTIAL

2.	Territories. Section I of TL 8 is hereby amended to add the following Territories:

•	[*****]

•	[*****]

3.
Exhibit A (Pricing). Exhibit A is hereby amended to add the following License Fees per Copy for the [*****] Territory as specified below. Client shall comply with the requirements set forth under Section VII(A) of TL 8.

License Fee for [*****] Territory.

[*****] TERRITORY CONTENT BUNDLE	LICENSE FEE PER COPY
[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.23+
HERE CONFIDENTIAL

[*****]

4.	Supplier Notices and Additional Terms. Exhibit D (Supplier Notices and Additional Terms) of TL 8 is hereby amended to add the following new Section VI:
VI. [*****].

A.
Third Party Notices. Any and all copies of the Data and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Territory (or portion thereof) included in such copy:

Copyright. Based on data provided [*****].
Product incorporates data which is [*****].

B.	Third Party Notices for [*****]. In addition to the foregoing, the End-User Terms for any Application containing [*****] shall contain the following notice: [*****]

5.
Additional Content. Exhibit E (Additional Content) of TL 8 is hereby amended to include [*****] under “Coverage” for the Additional Content specified under Section 3 of this Fourth Amendment, and as further specified under Attachment 1 to this Fourth Amendment. All Additional Content under Attachment 1 to Exhibit E for the [*****] Additional Content is included in the License Fee for the [*****] Territory under Exhibit A.

6.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.
*         *         *
IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their authorized representatives as of the Fourth Amendment Effective Date.

HERE NORTH AMERICA, LLC By: /s/ Stephen W. Kelley Name: Stephen W. Kelley Title: Director, Legal and Intellectual Property Date: 10/2/13	TELENAV, INC. By: /s/ Loren Hillberg Name: Loren Hillberg Title: General Counsel Date: 9/27/13

HERE NORTH AMERICA, LLC By: /s/ Greg Dresher Name: Greg Dresher Title: Senior Legal Counsel Date: 10/2/2013

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.23+
HERE CONFIDENTIAL

ATTACHMENT 1

[*****]

1.	Actual Address Range.
Description: “Actual Address Range” is an address range with the ground truth physical address used for the range rather than the Logical Range or block range.
Additional Provisions: The End-User Terms for any Application containing Actual Address Range for [*****] shall contain the following notice: “Copyright. Based on data provided under license from [*****].”

2.	2D Junction Visuals.
Description: “2D Junction Visuals” consists of the following content as and when made generally available by HERE:
(i) Enhanced Junction Views and (ii) Sign-as-Real.
“Enhanced Junction Views” are customizable 2D vector graphic images to support guidance at complex highway junctions.
“Sign-as-Real” is a graphical representation of signs including elements such as icons, sign text and arrows as and when made generally available by HERE.

3.	Brand Icons.
Description: “Brand Icons” consists of visual representations of the commercial logo of certain companies listed in the Core POIs Categories delivered by HERE. Brand Icons are linked to a unique HERE Chain ID where possible and shall be used with the Chain IDs for the Territory in which they are linked. Brand Icons are offered in a standard graphical format.

4.	Enhanced 2D Footprints.
Description: “Enhanced 2D Footprints” consists of certain geometry and associated attributes and attribute information related to polygons representing the outline of the base of a building or other manmade structure in select cities as designated by HERE.

5.	Extended Lanes and Lane Markings FC 1-4.
Description: “Extended Lanes and Lane Markings FC 1-4” consists of the following attributes and related attribute information: Extended Number of Lanes, Lane Dependent Validity, Lane Direction of Traffic Flow, Connected Lanes, Lane Divider and Center Divider Marking, Forming/Ending, Side of Link, Lane Height and Lane Width for roadways qualified by HERE as Functional Class FC 1-4.

6.	Extended Listings.
Description: “Extended Listings” consists of unverified POIs in categories separate from the Core POI categories and are shipped separately from the HERE Map in POI-XML format.
Additional Provisions: The following additional provisions apply to the use of Extended Listings POIs for [*****]:

i.
The core POIs and/or extended listings for [*****] may only be provided to End-Users or sublicensees for use in connection with a Route Guidance Application.  Neither Client nor its sublicensees may market, license or publish a hard copy or paper version of the [*****] or a printed directory containing all or any part of the [*****].  Neither Client nor its sublicensees may create, develop or publish an online or internet-accessed version of any product or service incorporating the [*****] or other online directory containing all or any part of the [*****] or other online directory containing all or any part of the [*****]; provided that nothing herein shall prevent Client or its sublicensees from making a copy of the [*****] or an incremental update of the [*****] available to End-Users via the Internet or other server-based or electronic

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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HERE CONFIDENTIAL

delivery for use by End-Users on a Route Guidance Application.  Neither Client nor its sublicensees may sublicense the [*****] to the following parties:
•[*****]

ii.	Client shall provide HERE a list of Client’s sublicensees (if any) of the [*****] upon request. Neither Client nor its sublicensees shall:

(a)	sell, lease or otherwise provide to a third party the [*****], any part of the [*****] except for the uses specifically permitted herein;

(b)	use, manipulate or modify the [*****] to create or facilitate the creation or use of a [*****];

(c)	extract or republish the [*****] except as permitted herein;

(d)	remove any [*****] contained in the [*****];

(e)	remove any product identification, copyright or proprietary notice from the [*****];

(f)	use the [*****] to establish an individual's [*****];

(g)	use the [*****] ([*****]) to [*****];

(h)	use the [*****] to advertise products or services that relate to sex, pornographic materials, illegal drugs, weapons or illegal or illicit activities;

(i)	display any element from the [*****] other than the [*****]; and

(j)	utilize any [*****] provided in [*****] for the purposes of [*****].

7.	High Occupancy Vehicle (HOV) Lanes.
Description: “High Occupancy Vehicle (HOV) Lanes” consists of the following attributes and related attribute information: Number of Passengers, Motorcycles Considered Carpool, Lane Dependant Validity, and Validity Period and Lane Divider Marking.

8.	Hook Turns.
Description: “Hook Turns” consists of an attribute and related attribute information identifying a traffic-control mechanism where cars that would normally have to turn across oncoming traffic are made to turn across all lanes of traffic instead.

9.	Signs, Signals, and Warnings.
Description: “Signs, Signals, and Warnings” consists of the following content as and when made generally available by HERE: (i) Traffic Signals & Stop Signs and (ii) Warnings.

i.	“Traffic Signals & Stop Signs” consists of the following attributes and related attribute information: Traffic Signals and Signal Location.

ii.
“Warnings” consists of certain attributes and related attribute information regarding warnings of certain road conditions (e.g., Steep Hill Downwards/Upwards, Sharp Curve(s), Lateral Wind, Risk of Grounding, Object Overhang and Road Narrows).

10.	Speed Limits FC 1-5.
Description: “Speed Limits FC 1-5 Content” consists of the following attributes and related attribute information: Speed Limits, Special Speed Situation, Special Speed Limit, Dependent Special Speed Type, Variable Speed Sign, and Speed Limit Unit for the roadways qualified by HERE as functional class FC 1, 2, 3, 4, and 5.

11.	Transit and Pedestrian.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.23+
HERE CONFIDENTIAL

Description: "Transit and Pedestrian (TaP)" means Pedestrian Attribution, Public Transit Information and Neighborhood Data (all as defined below) as and when made generally available by HERE for certain cities/metropolitan areas within an applicable Territory as further described in applicable standard documentation as provided by HERE.
"Pedestrian Attribution" consists of certain attributes associated with links to identify features that are conducive to pedestrian travel (e.g., stair-traversal, pedestrian-preferred, virtual connections).
"Public Transit Information" consists of certain public transit points of interest, attributes and related information as made generally available for certain cities/metropolitan areas within an applicable Territory, including stops/stations, access points and frequency-based schedules for various rail, tram and bus lines.
"Neighborhood Data" consists of neighborhood boundaries, zones, center points and related information as made generally available by HERE for certain cities/metropolitan areas within an applicable Territory.

12.	Voice Phonetic Transcriptions.
Description: “Voice Phonetic Transcriptions” consists of the following content as and when made generally available by HERE: (i) Voice Phonetic Transcriptions and (ii) Voice Phonetic Transcriptions for POIs.

i.
“Voice Phonetic Transcriptions” consists of data providing phonetic transcriptions for certain administrative areas, street names, sign text, exit names and metadata as and when made generally available by HERE. Voice Phonetic Transcriptions is offered in GDF, SIF+, RDF and VIF/VAF formats.

ii.
“Voice Phonetic Transcriptions for POIs” consists of data providing phonetic transcriptions for POI contained in specific HERE Core POI categories as and when made generally available by HERE. Voice Phonetic Transcriptions for POIs Content offered in GDF, SIF+, RDF and VIF/VAF formats.

13.	World Map.
Description: “World Map” consists of data provided in a separate file outside of the base HERE Data containing basic cartographic features such as country boundaries, ocean and lake polygons and major islands for providing small-scale, “zoomed-out” map displays as and when such data is made generally available by HERE.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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